SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 14, 2002
                Date of Report (Date of Earliest Event Reported)


                                    TSR, INC.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                              0-8656                          13-2635899
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(State or Other                     (Commission                 (I.R.S. Employer
Jurisdiction of                     File Number)                  Identification
incorporation)                                                              No.)

                      400 Oser Avenue, Hauppauge, NY 11788
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               (Address of Principal Executive Offices) (Zip Code)


                                  631-231-0333
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 9. REGULATION FD DISCLOSURE

Attached hereto is the Chief Executive Officer and Chief Financial Officer Certification of the Company's Form 10-K for the fiscal year ended May 31, 2002.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TSR, INC.

                                        By: /s/ John G. Sharkey
                                            -----------------------------------
                                                Name:  John G. Sharkey
                                                Title: Vice President -- Finance


Date:  August 14, 2002


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


                          ATTACHMENT PURSUANT TO ITEM 9

CEO and CFO CERTIFICATION

The undersigned, President and Vice President of Finance of TSR, Inc. (the "Company"), hereby certify, to the best of their knowledge, that the Form 10-K of the Company for the year ended May 31, 2002 (the "Periodic Report") accompanying this certification fully complies with the requirements of the
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. The foregoing certification is incorporated solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Dated: August 8, 2002




                                      /s/ J.F. Hughes
                                      ------------------------------------------
                                      J.F. Hughes, President



                                      /s/ John G. Sharkey
                                      ------------------------------------------
                                      John G. Sharkey, Vice President of Finance